United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 24, 2026

Date of Report (Date of earliest event reported)

TRILLER GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38909	33-1473901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7119 West Sunset Boulevard, Suite 782 Los Angeles, CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 893-5090

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ILLR	NASDAQ Capital Market
Warrants, each warrant exercisable for one-quarter of one share of Common Stock for $23.00 per full share	ILLRW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Conditional Reinstatement of Nasdaq Listing by Nasdaq Listing Council

On March 24, 2026, pursuant to an appeal by Triller Group Inc. (“Company”), the Nasdaq Stock Market Listing and Hearing Review Council (the “Listing Council”) modified a determination entered on December 26, 2025 by a Nasdaq Hearings Panel (“Panel”) to delist the securities of the Company from the Nasdaq Stock Market, LLC (“Exchange” or “Nasdaq”) and suspend trading of the Company’s shares, effective at the opening of trading on December 30, 2025.

Specifically, the Listing Council modified the decision of the Panel as follows:

(1)	If the Company fails to make its 2025 Form 10-K filing by March 31, 2026, or within the additional period of time allowed by SEC Rule 12b-25, then the Company’s securities will be delisted immediately from Nasdaq. Such delisting would have the same effect as if the Listing Council had affirmed the Panel Delisting Decision. Therefore, such delisting would not be subject to further appeal to, or review by, the Listing Council.

(2)	If the Company files its 2025 Form 10-K filing by March 31, 2026, or within the additional period of time allowed by SEC Rule 12b-25, then the Company’s securities will resume trading on the Exchange on the following trading day. It will be the responsibility of the Company to notify Staff in a timely manner of having made its 2025 Form 10-K filing, so Nasdaq Staff can facilitate the resumption of trading in the Company’s securities in the Exchange.

As previously disclosed, the Company received a delisting determination letter (the “Determination Letter”) on October 14, 2025, and an additional delisting determination letter (the “Additional Determination Letter”) on November 17, 2025, from the Listing Qualifications Staff (the “Staff”) of Nasdaq, due to the Company’s non-compliance with Nasdaq’s filing requirement, as set forth in Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”). As of October 14, 2025 and November 17, 2025, the Company had not yet filed with the SEC the Company’s Annual Report on Form 10-K for the year-ended December 31, 2024, or the Forms 10-Q for the periods ended March 31, 2025, June 30, 2025, and September 30, 2025.

On October 21, 2025, the Company requested a hearing before the Panel, which held a hearing on November 25, 2025. On December 3, 2025, the Company received a decision letter (the “Decision Letter”) from the Panel, indicating that, based on the information presented at the hearing, the Panel had determined to grant the Company an exception period to continue its listing on Nasdaq subject to the conditions that the Company shall: (1) demonstrate, on or before December 24, 2025, compliance with the Listing Rule, in other words bring current its past-due filings; (2) demonstrate, on or before February 27, 2026, compliance with the $1.00 per share minimum bid price requirement; and (3) file, on or before March 31, 2026, its Annual Report on Form 10-K for the year-ended December 31, 2025. The Company requested an extension of the December 24, 2025, term of the Decision Letter; however, on December 26, 2025, the Company received notice from the Panel stating that the Panel had determined to delist the Company’s securities from Nasdaq and that trading in the Company’s securities on Nasdaq would be and ultimately were suspended effective with the open of the market on December 30, 2025.

On December 29, 2025, the Company, through its Special Counsel, filed an emergency application with the SEC pursuant to Section 19(d)(2) of the Securities Exchange Act of 1934 and SEC Rule of Practice 401, seeking a temporary stay of the Panel’s decision. In its application, the Company requested that the SEC (i) stay the effectiveness of the trading suspension pending further review and (ii) exercise its oversight authority to require the Listing Council to call the Panel’s decision for review, in order to permit the Company to pursue an appeal through Nasdaq’s internal review process before the suspension and delisting became effective. The Company’s emergency application did not dispute that it was not in compliance with Nasdaq’s periodic filing requirements at the time of the Panel’s decision. Instead, the Company asserted that Nasdaq’s rules permit a trading suspension to occur before an issuer is able to obtain meaningful appellate review of a Hearings Panel decision and do not provide a mechanism for an issuer to seek a stay pending such review. The Company argued that, as applied, this structure deprived the Company of an effective opportunity to pursue its appeal prior to the occurrence of irreversible market consequences associated with a trading suspension. On December 31, 2025, the SEC issued an order denying the Company’s request for emergency stay relief. The SEC emphasized that its order addressed only the availability of interim relief and did not constitute a final adjudication on the merits of any broader issues concerning Nasdaq’s rules or procedures.

On January 9, 2026, the Company appealed the Panel Delisting Decision to the Listing Council. The Company submitted its Initial Brief to the Listing Council on January 26, 2026. The Staff submitted its Brief on February 9, 2026. On February 17, 2026, the Company submitted its Reply Brief.

On January 26, 2025, the Company filed its Form 10-K for the year ended December 31, 2024, and its Form 10-Q for the quarter ended March 31, 2025. On January 27, 2025, the Company filed its Forms 10-Q for the quarter ended June 30, 2025, and September 30, 2025. By those filings, the Company represented to the Listing Council that it had become current on its periodic filings with the SEC and, therefore, had come into compliance with the Periodic Filing Rule.

The Company intends to issue a press release upon filing its Form 10-K for the year-ended December 31, 2025, informing Nasdaq staff of the filing and its anticipation of the resumption of trading of its securities on the Exchange.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLER GROUP INC.

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Chief Financial Officer

Dated: March 30, 2026

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